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                                                                   EXHIBIT 10.16

                               AMENDMENT NUMBER 1
                           TO EMPLOYMENT AGREEMENT OF
                                WILLIAM E. WATTS

     Amendment Number 1, dated as of January 23, 1998 to Employment Agreement, dated as of June 16, 1997 as previously amended (the "Employment Agreement"), between General Nutrition, Incorporated (the "Company") and William E. Watts ("Executive"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Employment Agreement.

     WHEREAS, the Compensation Committee of the Board of Directors of the Company by unanimous consent, approved an amendment of Executive's Employment Agreement.

     NOW, THEREFORE, in consideration of Executive's continued performance of his duties as an officer of the Company, the Company and Executive hereby agree that:

     1. The Employment Period is hereby extended until February 1, 2002. All references to February 3, 2001 in the Employment Agreement, are hereby changed to references to February 1, 2002.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

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
EXECUTIVE                                          GENERAL NUTRITION, INCORPORATED

By: /s/ WILLIAM E. WATTS                           By: /s/ JAMES M. SANDER
--------------------------------------------       -------------------------------------------
    William E. Watts

                                                   Title: Vice President

Date:  2/3/98                                      Date:  2/3/98

Witness: /s/ ANN LANGERHOLC                        Witness: /s/ CHRISTINE M. RUGGIERO
--------------------------------------------       -------------------------------------------

GENERAL NUTRITION COMPANIES, INC.
  COMPENSATION COMMITTEE

By: /s/ THOMAS R. SHEPHERD
--------------------------------------------
    Thomas R. Shepherd

By: /s/ DAVID LUCAS
--------------------------------------------
    David Lucas
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